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                                                                   EXHIBIT 10.11

                               NETWORK PLUS CORP.

                        Incentive Stock Option Agreement
                   Granted Under The 1998 Stock Incentive Plan

1.       Grant of Option.

         This agreement evidences the grant by Network Plus Corp., a Delaware corporation (the "Company"), on _____________, 1998 to _____________, an
employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1998 Stock Incentive Plan (the "Plan"), a total of shares of common stock, $.01 par value per share, of the Company ("Common Stock") (the "Shares") at $_____ per Share. Unless earlier terminated, this option shall expire on _______, 2008 (the "Final Exercise Date").

         It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.       Vesting Schedule.

         (a) Vesting. This option will become exercisable ("vest") as to 25% of the original number of Shares on each of the first, second, third and fourth anniversaries of the date of the grant of the option. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

         (b) Right of Exercise Cumulative. The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.       Exercise of Option.

         (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the

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Plan. The Participant may purchase fewer than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

         (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

         (c)      Termination of Relationship with the Company.

                  (1) If the Participant ceases to be an Eligible Participant for any reason prior to the closing of an initial underwritten public offering of the Company's equity securities pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act") (an "Initial Public Offering"), then the right to exercise this option shall terminate immediately.

                  (2) If the Participant ceases to be an Eligible Participant for any reason after the closing of an Initial Public Offering, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

         (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code): (1) after the closing of an Initial Public Offering, (2) prior to the Final Exercise Date, (3) while he or she is an Eligible Participant, and (4) the Company has not terminated such relationship for Cause as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that this option shall be exercisable only to the extent that this

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option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

         (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "Cause" (as defined in the Plan), the right to exercise this option shall terminate immediately upon the effective date of such discharge.

4.       Right of First Refusal.

         (a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

         (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Upon receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check or wire transfer in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

         (c) At and after the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection
(b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

         (d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option

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granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

         (e) The following transactions shall be exempt from the provisions of this Section 4:

                  (1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

                  (2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act; and

                  (3) any transfer of the Shares pursuant to the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation or otherwise;

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this
Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

         (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

         (g) The provisions of this Section 4 shall terminate upon the earlier of the following events:

                  (1) the closing of an Initial Public Offering; or

                  (2) the closing of the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise.

         (h) The Company shall not be required (i) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set

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forth in this Section 4, or (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.       Repurchase Rights.

         (a) Repurchase. Upon any termination of employment or service of the Participant with the Company for any reason, the Company shall have the right to purchase, for cash, any or all of the Shares issued upon exercise of this option, at a price equal to the fair market value of such Shares, as determined in good faith by the Board of Directors of the Company.

         (b) Termination. The repurchase rights of the Company set forth in
Section 5(a) shall terminate upon the earlier of the following events:

                  (1) the closing of an Initial Public Offering; or

                  (2) the closing of the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise.

         (c) Exercise. The Company must exercise its repurchase rights under this Section 5, by written notice to the Participant, within 90 days after the termination of this option. The closing of any purchase pursuant to this Section 5 shall take place as soon as reasonably practicable at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing, the holder of the Shares to be sold shall deliver to the Company an instrument representing such Shares, duly endorsed for transfer, and, upon receipt thereof, the Company shall pay the purchase price therefor, by check or wire transfer.

         (d) Legend. The Company may require that each certificate representing Shares of Common Stock subject to the rights set forth in Section 4 above and this Section 5 shall bear a legend referencing such rights.

6.       Agreement in Connection with Public Offering.

         The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and
(ii) to execute any agreement reflecting clause (i) above as

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may be requested by the Company or the managing underwriters at the time of such offering.

7.       Withholding.

         No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

8.       Nontransferability of Option.

         This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

9.       Disqualifying Disposition.

         If the Participant disposes of Shares acquired upon exercise of this option within two years from the date of grant of the option or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

10. Provisions of the Plan.

         This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

                          [Signature on following page]



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         IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                                     NETWORK PLUS CORP.



Dated: _________                                     By:
                                                         ______________________
                                                           Robert T. Hale, Jr.
                                                           President and Chief
                                                           Executive Officer


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                            PARTICIPANT'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1998 Stock Incentive Plan.

                                        PARTICIPANT:



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                                        Address: ---------------------

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